UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

Western Liberty Bancorp
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTERN LIBERTY BANCORP (“WLBC”) HAS FILED A PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE PROPOSED TRANSACTION WITH SERVICE1ST BANK OF NEVADA (THE “PROSPECTUS”). STOCKHOLDERS OF WLBC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS ARE ABLE TO OBTAIN A COPY OF THE PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: WESTERN LIBERTY BANCORP, 1370 AVENUE OF THE AMERICAS, 28TH FLOOR, NEW YORK, NEW YORK, 10019, ATTENTION: MR. ANDREW NELSON. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV). IN ADDITION TO THE PROSPECTUS, WLBC FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC.

WLBC’S PROPOSED ACQUISITION OF SERVICE1ST IS SUBJECT TO APPROVALS FROM THE FEDERAL RESERVE BOARD, THE FDIC AND THE NEVADA DIVISION OF FINANCIAL INSTITUTIONS. AS A CORPORATION NOT CURRENTLY SUBJECT TO BANK SUPERVISORY REGULATION, WLBC’S APPLICATIONS TO BECOME A BANK HOLDING COMPANY FOR A NEVADA-BASED COMMUNITY BANK ARE SUBJECT TO DIFFERENT STATUTORY APPROVAL PROCESSES MAINTAINED BY SEVERAL FEDERAL AND STATE BANK REGULATORY AGENCIES WITH SUPERVISORY OVERSIGHT AND JURISDICTION OF THE CONTEMPLATED TRANSACTION AND THE BANK THAT IS A PARTY TO THE CONTEMPLATED TRANSACTIONS. APPROVAL TERMS GRANTED BY THESE FEDERAL AND STATE BANK REGULATORY AGENCIES MAY INCLUDE TERMS AND CONDITIONS MORE ONEROUS THAN WLBC MANAGEMENT CONTEMPLATES, AND APPROVAL MAY NOT BE GRANTED IN THE TIMEFRAMES DESIRED BY THE PARTIES TO THE CONTEMPLATED TRANSACTIONS. BANK REGULATORY APPROVAL, IF GRANTED, MAY CONTAIN TERMS THAT RELATE TO DETERIORATING REAL ESTATE LENDING AND INDUSTRY ABUSES BOTH NATIONALLY AND IN NEVADA; BANK REGULATORY SUPERVISORY REACTIONS TO THE CURRENT ECONOMIC DIFFICULTIES MAY NOT BE SPECIFIC TO WLBC ITSELF.

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction with Service1st and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WLBC, Service1st or any of their affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding WLBC’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on WLBC’s current expectations and beliefs concerning future developments and their potential effects on WLBC and speak only as of the date of such statement. There can be no assurance that future developments affecting WLBC will be those that WLBC has anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that, following the consummation of the transaction between WLBC and Service1st (the “Acquisition”), the businesses of WLBC and Service1st will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Acquisition may not be fully realized or realized within the expected time frame; (iii) revenues following the Acquisition may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the Acquisition, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental and regulatory approvals of the Acquisition on its proposed terms; (vi) local, regional, national and international economic conditions and the impact they may have on Service1st upon consummation of the Acquisition and its customers and WLBC’s assessment of that impact; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity;

(viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) WLBC’s common shares outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties to the Acquisition individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) following the consummation of the Acquisition, Service1st’s ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) following the consummation of the Acquisition, Service1st’s ability to contain costs and expenses; (xiii) governmental and public policy changes; (xix) protection and validity of intellectual property rights; (xx) reliance on large customers; (xxi) technological, implementation and cost/financial risks in large, multi-year contracts; (xxii) the outcome of pending and future litigation and governmental proceedings; (xxiii) continued availability of financing; (xxiv) financial resources in the amounts, at the times and on the terms required to support Service1st’s future businesses; and (xxv) material differences in the actual financial results of acquisitions and acquisition activities compared with WLBC’s expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause WLBC’s results to differ materially from those described in the forward-looking statements can be found under the heading “Risk Factors” filed in the Prospectus and WLBC’s Annual Report on Form 10-K for the year ended December 31, 2009. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLBC undertakes no obligation to publicly revise these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For further discussion of certain factors that may cause such forward-looking statements to differ materially from actual results, refer to the Prospectus, WLBC’s Form 10-K for fiscal year 2009 and WLBC’s other public documents which are available on the SEC’s internet site (http://www.sec.gov).

All subsequent written and oral forward-looking statements attributable to any of matters or entities discussed in this report or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Item 1.01. Entry into a Material Definitive Agreement

Background

Western Liberty Bancorp, a Delaware corporation (“WLBC”), entered into a Merger Agreement, dated as of November 6, 2009 (the “Merger Agreement”), as amended by a First Amendment to the Merger Agreement, dated as of June 21, 2010 (the “Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”), each among WL-S1 Interim Bank, a Nevada corporation (“Merger Sub”), Service1st Bank of Nevada, a Nevada-chartered non-member bank (“Service1st”) and Curtis W. Anderson, as representative of the former stockholders of Service1st. The Amended Merger Agreement provides for the merger (the “Acquisition”) of Merger Sub with and into Service1st, with Service1st being the surviving entity and becoming WLBC’s wholly-owned subsidiary.

Warrant Restructuring

In order to assist WLBC in gaining the requisite approval of certain bank regulatory authorities in connection with the Acquisition, on September 23, 2010, WLBC entered into a Letter Agreement (the “Warrant Restructuring Letter Agreement”) with certain warrant holders who have represented to WLBC that they collectively hold at least a majority of its outstanding warrants (the “Consenting Warrant Holders”) confirming the basis and terms upon which the parties have agreed to amend the Amended and Restated Warrant Agreement, dated as of July 20, 2009, as amended by the Amendment No. 1, dated as of October 9, 2009, each between WLBC and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”) (as amended, the “Warrant Agreement”), previously filed with the Securities and Exchange Commission (the “SEC”). The Warrant Restructuring Letter Agreement serves as the consent and approval of each of the Consenting Warrant Holders to amend and restate the Warrant Agreement.

In connection with the foregoing, on September 27, 2010, WLBC and the Warrant Agent entered into a Second Amended and Restated Warrant Agreement (the “Second Amended and Restated Warrant Agreement”) to affect the amendments to the Warrant Agreement as agreed between WLBC and the Consenting Warrant Holders pursuant to the Warrant Restructuring Letter Agreement. The Second Amended and Restated Warrant Agreement became effective upon execution by WLBC and the Warrant Agent, but the amendments to the Warrant Agreement remain subject to (i) receipt by the Warrant Agent and WLBC of (x) the consent of the registered holder of each Consenting Warrant Holder’s public warrants to the amendments to the Warrant Agreement and (y) certification to the Warrant Agent and WLBC from such registered holder(s) as to the positions held by each of the Consenting Warrant Holders, (ii) receipt by WLBC and Service1st of final regulatory approval of the Acquisition, which must occur no later than October 12, 2010, and (iii) the consummation of the Acquisition, which must occur no later than November 12, 2010 (the “Expiration Date”), unless such date is extended by the mutual agreement of WLBC and Service1st, in which case the Expiration Date shall be correspondingly extended. None of the terms of the Second Amended and Restated Warrant Agreement will supersede, amend or replace in any manner whatsoever any term of the Warrant Agreement until such time as these conditions are met.

WLBC intends to file a Schedule 14C Information Statement in connection with the warrant restructuring as soon as practicable.

A discussion of the amended terms of the Warrant Agreement as set forth in the Second Amended and Restated Warrant Agreement may be found in WLBC’s Current Report on Form 8-K, filed with the SEC on September 23, 2010 and incorporated herein by reference to this Current Report on Form 8-K. Each of the foregoing summaries of the Second Amended and Restated Warrant Agreement, the Warrant Restructuring Letter Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the Warrant Restructuring Letter Agreement, which is Exhibit 4.1 to WLBC’s Current Report on Form 8-K, filed with the SEC on September 23, 2010, and the Second Amended and Restated Warrant Agreement, which is Exhibit 4.1 hereto. These agreements are incorporated by reference into this Current Report on Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders

In connection with the foregoing, if and when the amendments set forth in the Second Amended and Restated Warrant Agreement become operative, the rights of the holders of WLBC’s outstanding warrants shall be modified accordingly.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

4.1	Second Amended and Restated Warrant Agreement, dated as of September 27, 2010, between Western Liberty Bancorp and the Continental Stock Transfer & Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: September 28, 2010	By:	/s/ Jason N. Ader

		Name:	Jason N. Ader
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit

4.1	Second Amended and Restated Warrant Agreement, dated as of September 27, 2010, betweenWestern Liberty Bancorp and Continental Stock Transfer & Trust Company

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